Income Taxes	12 Months Ended
Sep. 30, 2012
Tax Provision [Abstract]
Tax Provision
Income Taxes

The components of income before income taxes are as follows (in millions):

	Year Ended September 30,
	2012	2011	2010
United States	$374.7	$163.7	$263.6
Foreign	14.4	51.8	31.8
Income before income taxes	$389.1	$215.5	$295.4

The provision (benefit) for income taxes consist of the following components (in millions):

	Year Ended September 30,
	2012	2011	2010
Current income taxes:
Federal	$(4.5)	$(0.4)	$92.7
State	7.5	0.5	11.3
Foreign	10.5	9.4	11.8
Total current	13.5	9.5	115.8
Deferred income taxes:
Federal	129.1	55.5	(57.6)
State	(0.6)	1.5	5.2
Foreign	(5.1)	3.0	1.3
Total deferred	123.4	60.0	(51.1)
Provision for income taxes	$136.9	$69.5	$64.7

The differences between the statutory federal income tax rate and our effective income tax rate are as follows:

	Year Ended September 30,
	2012	2011	2010
Statutory federal tax rate	35.0%	35.0%	35.0%
Foreign rate differential	0.2	(2.5)	—
Adjustment and resolution of federal, state and foreign tax uncertainties	(0.1)	0.3	(0.3)
State taxes, net of federal benefit	3.4	2.3	1.9
Research and development and other tax credits, net of valuation allowances	(0.5)	(1.1)	(1.5)
Alternative fuel credits	—	—	(3.4)
Cellulosic biofuel credit, net of incremental state tax impact	—	—	(9.4)
Income attributable to noncontrolling interest	(0.1)	(0.3)	(0.2)
Nondeductible deal fees	—	1.3	—
Change in valuation allowance	(1.3)	—	—
Other, net	(1.4)	(2.7)	(0.2)
Effective tax rate	35.2%	32.3%	21.9%

The amount included above for state taxes, net of federal benefit for fiscal 2010 has been adjusted to exclude the incremental state tax expense recorded related to the cellulosic biofuel producer credit. The state tax amount has been included in the amount shown for cellulosic biofuel producer credit.

In fiscal 2010, we recognized approximately $29.0 million of an alternative fuel mixture credit, which is not taxable for federal or state income tax purposes for the period October 1, 2009 to December 31, 2009 because we claimed the credit on our fiscal 2009 federal income tax return rather than as an excise tax refund. Additionally, we recorded a tax benefit of $27.6 million related to the cellulosic biofuel producer credit. In fiscal 2010, we recorded a tax benefit of $4.4 million related to research, foreign tax, and other federal tax credits. For additional information regarding the AFMC or the CBPC see “Note 5. Alternative Fuel Mixture Credit and Cellulosic Biofuel Producer Credit”.

The tax effects of temporary differences that give rise to deferred income tax assets and liabilities consist of the following (in millions):

	September 30,
	2012	2011
Deferred income tax assets:
Accruals and allowances	$25.2	$17.6
Employee related accruals and allowances	107.5	113.4
Pension obligations	489.0	447.3
State net operating loss carryforwards	44.2	54.5
State credit carryforwards, net of federal benefit	47.0	51.7
CBPC and other federal tax credit carryforwards	225.6	220.8
Federal net operating loss carryforwards	146.4	167.7
Restricted stock and options	22.4	22.3
Other	21.9	17.0
Valuation allowances	(42.3)	(48.0)
Total	1,086.9	1,064.3
Deferred income tax liabilities:
Property, plant and equipment	1,439.0	1,385.0
Deductible intangibles and goodwill	283.8	288.1
Inventory reserves	80.2	108.6
Deferred gain	31.0	57.1
Other	0.7	0.6
Total	1,834.7	1,839.4
Net deferred income tax liability	$747.8	$775.1

Deferred taxes are recorded as follows in the consolidated balance sheet (in millions):

	September 30,
	2012	2011
Current deferred tax asset	$104.0	$52.0
Current deferred tax liability	0.1	—
Long-term deferred tax asset	37.1	—
Long-term deferred tax liability	888.8	827.1
Net deferred income tax liability	$747.8	$775.1

At September 30, 2012 and September 30, 2011, we had gross federal net operating losses, inclusive of Smurfit-Stone's historical net operating losses, of approximately $418.4 million and $479.0 million. These loss carryforwards generally expire between fiscal years 2022 and 2031.

At September 30, 2012 and September 30, 2011, we had $145.6 million and $146.1 million, respectively, of federal CBPC carryforwards.  Although the statute of limitations is unclear as to the expiration period of the CBPC carryforwards, we believe that these carryforwards will expire on December 31, 2015.  At September 30, 2012 and September 30, 2011, we had alternative minimum tax credits of $71.8 million and $69.5 million, respectively.  Under current tax law, the alternative minimum tax credit carryforwards do not expire.  At September 30, 2012 and September 30, 2011, we had various other federal credit carryforwards of $8.2 million and $5.2 million, respectively, which expire between fiscal years 2017 and 2032.

As a result of certain realization requirements of ASC 718, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at September 30, 2012 and 2011 that arose directly from (or the use of which was postponed by) tax deductions related to equity compensation in excess of compensation recognized for financial reporting. Those deferred tax assets include federal and state net operating loss carryforwards. The September 30, 2012 and September 30, 2011 federal net operating loss carryforwards exclude $10.3 million and $15.4 million, respectively, due to stock compensation excess tax benefits. These excluded federal net operating losses, related to fiscal 2011, will be realized and recorded in the period when these carryforwards reduce an income tax liability.

At September 30, 2012 and September 30, 2011, gross net operating losses, for state and local tax reporting purposes, of approximately $1,160 million and $1,339 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2013 and 2031. The tax effected values of these net operating losses are $44.2 million and $54.5 million at September 30, 2012 and 2011, respectively, exclusive of valuation allowances of $3.2 million and $3.8 million at September 30, 2012 and 2011, respectively.

At September 30, 2012 and September 30, 2011, gross net operating losses for foreign reporting purposes of approximately $27.3 million and $25.6 million, respectively, were available for carryforward. These loss carryforwards generally expire between fiscal years 2015 and 2032. The tax effected values of these net operating losses are $4.6 million and $4.5 million at September 30, 2012 and 2011, respectively, exclusive of valuation allowances of $4.2 million and $4.0 million at September 30, 2012 and 2011, respectively.

At September 30, 2012 and 2011, certain allowable state tax credits were available for carryforward. Accordingly, $47.0 million and $51.7 million have been recorded as deferred income tax assets at September 30, 2012 and 2011, respectively. These state tax credit carryforwards generally expire within 5 to 10 years; however, certain state credits can be carried forward indefinitely. Valuation allowances of $29.9 million and $39.0 million at September 30, 2012 and 2011, respectively, have been provided on these assets. These valuation allowances have been recorded due to uncertainty regarding our ability to generate sufficient taxable income in the appropriate taxing jurisdiction. These valuation allowances include $29.0 million and $33.6 million, respectively, related to state investment and employment tax credits generated by our Southern Container Acquisition and its subsequent operations as of September 30, 2012 and September 30, 2011, respectively. At September 30, 2012 and September 30, 2011, we had income tax receivables of $7.2 million and $34.7 million, respectively, and current deferred income taxes of $104.0 million and $52.0 million, respectively, included in other current assets.

The following table represents a summary of the valuation allowances against deferred tax assets for fiscal 2012, 2011, and 2010 (in millions):

	2012	2011	2010
Balance at the beginning of period	$48.0	$40.2	$37.2
Charges to costs and expenses	4.3	5.8	5.6
Allowances related to acquisitions(1)	—	7.8	—
Deductions	(10.0)	(5.8)	(2.6)
Balance at the end of period	$42.3	$48.0	$40.2

(1)	Allowances related to acquisitions in fiscal 2011 are related to the Smurfit-Stone Acquisition.

We have considered a portion of our earnings from certain foreign subsidiaries as subject to repatriation and we provide for taxes accordingly. Earnings of all other foreign subsidiaries are considered indefinitely invested in their respective foreign operations. As of September 30, 2012, we estimate those indefinitely invested earnings to be approximately $123.1 million. We have not provided for any incremental United States taxes that would be due upon the repatriation of those earnings to the United States. However, in the event of a distribution of those earnings in the form of dividends or otherwise, we may be subject to both United States income taxes, subject to an adjustment for foreign tax credits, and withholding taxes payable to the foreign jurisdictions. As of September 30, 2012, we estimate the amount of unrecognized deferred income tax liability on these indefinitely reinvested earnings to be approximately $10.3 million.

As of September 30, 2012, the total amount of unrecognized tax benefits was approximately $289.7 million, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $265.6 million would benefit the effective tax rate. The unrecognized tax benefits includes $254 million related to our tax position that alternative fuel mixture credits acquired in the Smurfit-Stone Acquisition are not taxable. We decreased the tax value of our federal net operating loss carryforwards by $254 million by recording a corresponding reserve related to this position. As of September 30, 2011, the total amount of unrecognized tax benefits was approximately $287.9 million, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $266.5 million would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in millions):

	2012	2011	2010
Balance at the beginning of period	$287.9	$12.2	$13.1
(Reductions) additions related to acquisitions(1)	(1.4)	275.5	—
Additions for tax positions taken in current year	7.0	—	—
Additions for tax positions taken in prior years	—	1.5	1.3
Reductions as a result of a lapse of the applicable statute of limitations	(3.8)	(1.3)	(2.2)
Balance at the end of period	$289.7	$287.9	$12.2

(1)	Adjustments related to acquisitions in fiscal 2012 and 2011 are related to the Smurfit-Stone Acquisition.

We recognize estimated interest and penalties related to unrecognized tax benefits in income tax expense in the consolidated statements of income. As of September 30, 2012 and September 30, 2011, we had a recorded liability of $2.0 million and $3.9 million, respectively, for the payment of estimated interest and penalties related to the liability for unrecognized tax benefits. Our results of operations for the fiscal years ended September 30, 2012 and 2011 include income of $1.9 million and expense of $0.4 million, respectively, related to estimated interest and penalties related to the liability for unrecognized tax benefits.

We file federal, state and local income tax returns in the U.S. and various foreign jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years prior to fiscal 2009. While we believe our tax positions are appropriate, they are subject to audit or other modifications and there can be no assurance that any modifications will not materially and adversely affect our results of operations, financial condition or cash flows.